GUARANTY OF PERFORMANCE AND HOLD HARMLESS AGREEMENT

     This Guaranty of Performance and Hold Harmless Agreement ("Agreement") is made this first day of July, 1996, by and between Hallmark Financial Services, Inc., a Nevada corporation, (hereinafter referred to as "Guarantor"), and Skandia America Reinsurance Corporation, a Delaware corporation, (hereinafter referred to as Skandia).

                                    RECITALS

     WHEREAS, American Hallmark Insurance Company of Texas, a Texas Corporation, (hereinafter referred to as "American"), a wholly owned subsidiary of Guarantor, has entered into a 100% Quota Share Reinsurance Agreement, effective July 1, 1996, (a copy of which is attached to this Agreement and marked as Exhibit A) with State and County Mutual Fire Insurance Company (hereinafter referred to as "County") whereby American reinsures certain private passenger automobile insurance written by County; and

     WHEREAS, American and County have entered into an Administrative Services Agreement, effective March 1 1992, (a copy of which is attached to this Agreement and marked as Exhibit B), whereby American agrees to provide administrative services necessary to manage the insurance business written subject to the 100% Quota Share Reinsurance Agreement; and

     WHEREAS, American Hallmark General Agency, Inc., a subsidiary of American (hereinafter referred to as "AHGA"), has entered into a General Agency Agreement with County, effective March 1, 1992, (a copy of which is attached to this Agreement and marked as Exhibit C), whereby AHGA agrees to produce and manage certain private passenger automobile insurance which is subject to the 100% Quota Share Reinsurance Agreement; and

     WHEREAS,  American  has   assumed  full  responsibility  for   the  duties,
responsibilities, obligations of AHGA under the aforementioned General Agency Agreement between AHGA and County; and

     WHEREAS, Skandia has issued a Guaranty Agreement, effective July 1, 1996, (a copy of which is attached to this Agreement and marked as Exhibit D) in favor of County guaranteeing the performance of American under the 100% Quota Share Reinsurance Agreement, and the Administrative Services Agreement; and

     WHEREAS, Skandia has entered into a Quota Share Retrocession Agreement (a copy of which is attached to this Agreement and marked as Exhibit E), with American whereby it reinsures business assumed by American under the 100% Quota Share Reinsurance Agreement between American and County; and

     WHEREAS, it is the intent of the parties to this Agreement hereto, that Skandia shall bear no risk pursuant to the terms of the Guaranty Agreement issued to County; and

     WHEREAS, it is the intent of the parties to this Agreement hereto, that Skandia shall bear no risk pursuant to the Quota Share Retrocession Agreement between Skandia and American, other than the contractual obligations imposed upon Skandia pursuant to the aforementioned Quota Share Retrocession Agreement; and
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     WHEREAS,  American solicited  and  sought  out Skandia  to  enter into  the aforementioned Guaranty Agreement and the Quota Share Retrocession Agreement, and as a condition thereto, Skandia requires Guarantor to guarantee the obligation of its subsidiary, American, under the Quota Share Retrocession Agreement and additionally to hold Skandia harmless and indemnify Skandia for any liability Skandia may incur pursuant to the aforementioned Guaranty Agreement; and

     WHEREAS, Guarantor, as inducement to Skandia to enter the aforementioned Guaranty Agreement and the Quota Retrocession Agreement, wishes to guarantee the obligation of American and AHGA and to hold Skandia harmless and issue indemnity to Skandia.

     1. NOW THEREFORE in consideration of both the Guaranty Agreement issued by Skandia to County and the Quota Share Retrocession Agreement issued by
Skandia  to  American,  and  as  inducement  for  Skandia  to  enter  these  two agreements, Guarantor hereby guarantees the faithful performance of the obligation of American, and firmly binds itself to guarantee the performance of American under all the terms and conditions of the Quota Share Retrocession Agreement. Guarantor hereby agrees to hold Skandia harmless and indemnify Skandia from any loss or liability under the aforementioned Guaranty Agreement and to pay the sum or sums for which Skandia may become liable to pay County by virtue of the aforementioned Guaranty Agreement, in which American or AHGA shall fail or refuse to pay or perform for any reason, and to hold Skandia harmless and indemnify Skandia from any loss under the aforementioned Guaranty Agreement.

     2. GUARANTOR HEREBY SPECIFICALLY FURTHER AGREES that in the event Skandia, for any reason, is obligated to perform under the Guaranty Agreement issued to County, Guarantor will immediately become liable to Skandia for any sum or sums Skandia has to pay County, or any other entity, under the terms of the Guaranty Agreement issued to County. Guarantor agrees that it is the intent of the parties to this Agreement that Skandia shall bear no ultimate risk under the Guaranty Agreement issued by Skandia to County and that as inducement for Skandia to enter that Guaranty Agreement, Guarantor issues this Guaranty of Performance and Hold Harmless Agreement.

     3. GUARANTOR HEREBY SPECIFICALLY FURTHER AGREES to guarantee the performance of each and every obligation of American under the terms of the Quota Share Retrocession Agreement issued by Skandia to American should American fail to perform for any reason including, but not limited, to the insolvency of American, American being placed in supervision, receivership, or liquidation by any State Insurance Department, court, or any other regulatory, administrative or judicial body in any state or country.

     4. GUARANTOR HEREBY FURTHER AGREES it will indemnify and hold Skandia harmless against all actions, proceedings, claims, demands, costs, damages, judgments, and expenses to which Skandia may be subject resulting from the fault, negligence, wrongful act or wrongful omission, or error of American or any of American's servants, agents, or employees pursuant to the Quota Share Retrocession Agreement issued by Skandia to American. Such losses, costs, or other expenses shall include, but not be limited to; actions by insurance regulatory authorities, excess judgments, bad faith, punitive damages, exemplary damages, fraud by agent, or class actions.

     5. If American or AHGA fails to perform any of its duties under the Quota Share Retrocession Agreement or the agreements covered by the Guaranty Agreement and Skandia is called on to perform under the Guaranty Agreement issued to County, then Skandia may proceed directly to make a claim against Guarantor to
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be paid  by Guarantor  without necessity of  any suit  or proceeding  by Skandia
against  American or AHGA.   Anytime, with  or without consideration  or notice,
Skandia may waive enforcement of the terms, conditions and provisions of this Agreement with respect to any breach or default by American or AHGA, and such waiver will not diminish or otherwise effect Guarantor's obligations to Skandia under this Agreement.

     6. IT IS FURTHER AGREED that in the event any of the foregoing provisions are found to be unenforceable, that portion so found will in no way affect the purpose and intent of the remaining provisions, and to that extent those provisions will remain binding upon the parties.

     7. IT IS FURTHER AGREED Guarantor cannot exercise against Skandia any right of subrogation, contribution, set off, or reimbursement with respect to payments by Guarantor pursuant to this Agreement, and Guarantor hereby waives any rights that may arise in connection with such payment to enforce any remedy which Guarantor may have against Skandia and any right to participate in any security.
     8. IT IS FURTHER AGREED, that American will maintain a surplus of $2,500,000, however, in the event American's surplus falls below $2,500,000 the Guarantor will provide within fifteen days, collateral in a form acceptable to Skandia in an amount equal to 25% of American's liabilities due to County on business American assumes from County and does not retrocede to the Quota Share Retrocession Agreement

     9. IT IS FURTHER AGREED that should Guarantor fail to perform pursuant to this Agreement, then Guarantor shall bear any and all expenses for collection and other expenses incurred by Skandia, including reasonable attorneys' fees expended to enforce performance herenunder.

     10. IT IS FURTHER AGREED that this Agreement, as well as all accounts and agreements and rights and obligations of the parties hereto, shall be given, construed and interpreted according to the laws of the State of Texas. Guarantor hereby agrees to submit to the jurisdiction of the courts in the State of Texas .

     11. IT IS AGREED AND UNDERSTOOD by the parties hereto, that this Agreement is executed in conjunction with the aforementioned Guaranty Agreement issued by Skandia to County and the Quota Share Retrocession Agreement issued by Skandia to American, and that the execution of this Agreement is agreed to as a condition precedent to Skandia to enter the aforementioned agreements at the request of Guarantor. Guarantor acknowledges that Skandia would not have entered into the Guaranty Agreement with County and the Quota Share Retrocession Agreement with American without this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by:

                              Hallmark Financial Services, Inc.

                              By:  _____________________________

                              Its: _____________________________

                              Date:     _____________________________

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                              Skandia America Reinsurance Corporation

                              By:  _____________________________

                              Its: _____________________________

                              Date:     _____________________________